EXHIBIT 21.1
SUBSIDIARIES
FLOWSERVE CORPORATION

NAME OF SUBSIDIARY	JURISDICTION OF INCORPORATION	PERCENTAGE OWNERSHIP
ARABIAN SEALS COMPANY, LTD.	Saudi Arabia	40%
APV – ALLGEMEINE PUMPEN-VERTRIEBS GMBH	Germany	100%
AUDCO ITALIANA S.R.L.	Italy	12.5%
AUDCO LIMITED	United Kingdom	100%
BW/IP NEW MEXICO, INC.	United States	100%
CALDER GMBH	Switzerland	100%
COOPERATIE FLOWSERVE W.A.	Netherlands	100%
DEUTSCHE INGERSOLL-DRESSER PUMPEN GMBH	Germany	100%
EBARA-BYRON JACKSON, LTD.	Japan	40%
FLOW HOLDINGS VI C.V.	Netherlands	100%
FLOWCOM INSURANCE COMPANY, INC.	United States	100%
FLOWSERVE - AL RUSHAID COMPANY LTD	Saudi Arabia	51%
FLOWSERVE - SUFA FLOWSERVE NUCLEAR POWER EQUIPMENT Co, Ltd.	China	45%
FLOWSERVE (AUSTRIA) GMBH	Austria	100%
FLOWSERVE (B) SDN BND.	Brunei	100%
FLOWSERVE (MAURITIUS) CORPORATION	Mauritius	100%
FLOWSERVE (PHILIPPINES), INC.	Philippines	100%
FLOWSERVE (SHANGHAI) LIMITED	China	100%
FLOWSERVE (THAILAND) LIMITED	Thailand	100%
FLOWSERVE / ABAHSAIN FLOW CONTROL CO. LTD.	Saudi Arabia	60%
FLOWSERVE / ABAHSAIN SEAL COMPANY LIMITED	Saudi Arabia	60%
FLOWSERVE AHAUS GMBH	Germany	100%
FLOWSERVE AL MANSOORI SERVICES COMPANY LTD.	United Arab Emirates	49%
FLOWSERVE AUSTRALIA PTY. LTD.	Australia	100%
FLOWSERVE B.V.	Netherlands	100%
FLOWSERVE BELGIUM N.V.	Belgium	100%
FLOWSERVE BERLIN INTERNATIONAL GMBH	Germany	100%
FLOWSERVE BOLIVIA S.R.L.	Bolivia	100%

NAME OF SUBSIDIARY	JURISDICTION OF INCORPORATION	PERCENTAGE OWNERSHIP
FLOWSERVE CANADA COOPERATIEF U.A.	Netherlands	100%
FLOWSERVE CANADA CORP.	Canada	100%
FLOWSERVE CANADA HOLDING CORP.	Canada	100%
FLOWSERVE CANADA HOLDINGS LLC	United States	100%
FLOWSERVE CANADA INTERNATIONAL LLC	United States	100%
FLOWSERVE CANADA LIMITED PARTNERSHIP	Canada	100%
FLOWSERVE CHILE S.p.A.	Chile	100%
FLOWSERVE COLOMBIA LTDA.	Colombia	100%
FLOWSERVE CONTROL VALVES GMBH	Austria	100%
FLOWSERVE COOP HOLDINGS LLC	United States	100%
FLOWSERVE CORPORATION	United States	100%
FLOWSERVE CV HOLDINGS LLC	United States	100%
FLOWSERVE CZECH REPUBLIC, S.R.O.	Czech Republic	100%
FLOWSERVE DE VENEZUELA C.C.A.	Venezuela	100%
FLOWSERVE DE VENEZUELA LLC	United States	100%
FLOWSERVE DO BRASIL LTDA.	Brazil	100%
FLOWSERVE DORTMUND GMBH & CO. KG	Germany	100%
FLOWSERVE DORTMUND VERWALTUNGS GMBH	Germany	100%
FLOWSERVE DUTCH CANADA HOLDINGS LLC	United States	100%
FLOWSERVE DUTCH HOLDINGS LLC	United States	100%
FLOWSERVE ECUADOR CIA. LTDA.	Ecuador	100%
FLOWSERVE EMA V C.V.	Netherlands	100%
FLOWSERVE ESSEN GMBH	Germany	100%
FLOWSERVE FINANCE B.V.	Netherlands	100%
FLOWSERVE FINLAND OY	Finland	100%
FLOWSERVE FLOW CONTROL BENELUX B.V.	Netherlands	100%
FLOWSERVE FLOW CONTROL GMBH	Germany	100%
FLOWSERVE FLUID MOTION AND CONTROL (SUZHOU) CO., LTD.	China	100%
FLOWSERVE FRANCE HOLDING S.A.S.	France	100%
FLOWSERVE FRANCE S.A.S.	France	100%

NAME OF SUBSIDIARY	JURISDICTION OF INCORPORATION	PERCENTAGE OWNERSHIP
FLOWSERVE FSD S.A.S.	France	100%
FLOWSERVE GB LIMITED	United Kingdom	100%
FLOWSERVE GERMANY GMBH	Germany	100%
FLOWSERVE GERMANY HOLDINGS BV	Netherlands	100%
FLOWSERVE GERMANY VERWALTUNGS GMBH & CO. KG	Germany	100%
FLOWSERVE GULF FZE	United Arab Emirates	100%
FLOWSERVE HAMBURG GMBH	Germany	100%
FLOWSERVE HOLDINGS C.V.	Netherlands	100%
FLOWSERVE HOLDINGS COOPERATIEF W.A.	Netherlands	100%
FLOWSERVE HOLDINGS, INC.	United States	100%
FLOWSERVE INDIA CONTROLS PVT. LTD.	India	100%
FLOWSERVE INTERNATIONAL B.V.	Netherlands	100%
FLOWSERVE INTERNATIONAL HOLDINGS COOPERATIEF U.A.	Netherlands	100%
FLOWSERVE INTERNATIONAL LIMITED	United Kingdom	100%
FLOWSERVE INTERNATIONAL MIDDLE EAST VALVES LLC	United States	100%
FLOWSERVE INTERNATIONAL, INC.	United States	100%
FLOWSERVE JAPAN CO. LTD.	Japan	50%
FLOWSERVE KAZAKHSTAN LLP	Kazakhstan	100%
FLOWSERVE KOREA LTD.	South Korea	100%
FLOWSERVE KSM CO. LTD.	South Korea	40%
FLOWSERVE LA HOLDINGS S. DE R.L. DE C.V.	Mexico	100%
FLOWSERVE LUXEMBOURG HOLDINGS S.A.R.L.	Luxembourg	100%
FLOWSERVE MANAGEMENT COMPANY	United States	100%
FLOWSERVE MEXICO HOLDINGS LLC	United States	100%
FLOWSERVE MICROFINISH PUMPS PVT. LTD.	India	76%
FLOWSERVE MICROFINISH VALVES PVT. LTD.	India	76%
FLOWSERVE NETHERLANDS C.V.	Netherlands	100%
FLOWSERVE NETHERLANDS IX C.V.	Netherlands	100%
FLOWSERVE NETHERLANDS LLC	United States	100%
FLOWSERVE NETHERLANDS MANAGEMENT B.V.	Netherlands	100%

NAME OF SUBSIDIARY	JURISDICTION OF INCORPORATION	PERCENTAGE OWNERSHIP
FLOWSERVE NETHERLANDS VIII C.V.	Netherlands	100%
FLOWSERVE NEW ZEALAND LIMITED	New Zealand	100%
FLOWSERVE NORWAY AS	Norway	100%
FLOWSERVE NOVA SCOTIA HOLDING CORP.	Canada	100%
FLOWSERVE PERU S.A.C.	Peru	100%
FLOWSERVE PLEUGER S.A.S.	France	100%
FLOWSERVE POMPES S.A.S.	France	100%
FLOWSERVE PORTUGUESA MECANISMOS DE CONTROLO DE FLUXOS, LDA	Portugal	100%
FLOWSERVE PTE. LTD.	Singapore	100%
FLOWSERVE S. DE R.L. DE C.V.	Mexico	100%
FLOWSERVE S.A.	Spain	100%
FLOWSERVE S.A.S.	France	100%
FLOWSERVE S.R.L.	Argentina	100%
FLOWSERVE S.r.l.	Italy	100%
FLOWSERVE SALES INTERNATIONAL, S.A.S.	France	100%
FLOWSERVE SANMAR LIMITED	India	40%
FLOWSERVE SIHI (ITALY) S.r.L.	Italy	100%
Flowserve SIHI (Schweiz) GmbH	Switzerland	100%
FLOWSERVE SIHI (SPAIN) S.L.	Spain	100%
FLOWSERVE SINGAPORE LLC	United States	100%
FLOWSERVE SIZDIRMAZLIK COZUMLERI TICARET LTD. STI.	Turkey	100%
FLOWSERVE SOLUTIONS (CHENGDU) CO. LTD.	China	100%
FLOWSERVE SOLUTIONS (MALAYSIA) SDN. BHD.	Malaysia	100%
FLOWSERVE SOLUTIONS PTE. LTD.	Singapore	100%
FLOWSERVE SOLUTIONS VIETNAM LTD.	Vietnam	100%
FLOWSERVE SOUTH AFRICA (PROPRIETARY) LIMITED	South Africa	100%
FLOWSERVE SPAIN S.L.	Spain	100%
FLOWSERVE SPI LLC	United States	100%
FLOWSERVE SWEDEN AB	Sweden	100%
FLOWSERVE TREASURY B.V.	Netherlands	100%
FLOWSERVE US INC.	United States	100%
FLOWSERVE VIETNAM CO., LLC	Vietnam	100%
FLOWSERVE XD CHANGSHA PUMP CO., LTD.	China	50%
FLS CV5 HOLDINGS LLC	United States	100%
FLS DUTCH III C.V.	Netherlands	100%

NAME OF SUBSIDIARY	JURISDICTION OF INCORPORATION	PERCENTAGE OWNERSHIP
FLS DUTCH IV C.V.	Netherlands	100%
FLS DUTCH VII C.V.	Netherlands	100%
GESTRA AG	Germany	99.88%
GESTRA ESPANOLA S.A.	Spain	100%
GESTRA POLONIA SP. Z.O.O.	Poland	100%
HALBERG MASCHINENBAU GMBH	Germany	100%
HOT TAPPING & PLUGGING C.A.	Venezuela	100%
INDUSTRIAS MEDINA S.A. DE C.V.	Mexico	36.6%
INGERSOLL-DRESSER PUMPS S.R.L.	Italy	99.6%
INMOBILIARIA INDUSTRIAL DE LEON S.A. DE C.V.	Mexico	36.6%
INVENSYS FLOW CONTROL AUSTRALIA PTY. LTD.	Australia	100%
KSM Co. Ltd.	Republic of Korea	40%
LAWRENCE PUMPS BRASIL INDUSTRIA COMERCIO LTDA	Brazil	100%
LIMITORQUE INDIA LIMITED	India	24%
MAQUILADORA INDUSTRIAL DE LEON S.A. DE C.V.	Mexico	36.6%
NAF AB	Sweden	100%
OOO FLOWSERVE	Russian Federation	100%
PMV AUTOMATION AB	Sweden	100%
PT FLOWSERVE	Indonesia	100%
SIHI CHILE S.A.	Chile	50%
SIHI DO BRASIL INDUSTRIA DE SISTEMAS DE BOMBAMENTO LTDA	Brazil	100%
SIHI GROUP B.V.	Netherlands	100%
SIHI PUMPS & SERVICES (THAILAND) LTD.	Thailand	100%
SIHI PUMPS (ASIA) PTE. LTD.	Singapore	100%
SIHI PUMPS (MALAYSIA) SDN. BHD.	Malaysia	100%
SIHI PUMPS (SHANGHAI) CO.LTD.	China	100%
SIHI PUMPS (TAIWAN) CO. Ltd.	Taiwan	100%
SIHI PUMPS (THAILAND) Ltd.	Thailand	100%
SIHI PUMPS COLOMBIA S.A.S.	Columbia	100%
SIHI PUMPS KOREA Ltd.	Republic of Korea	100%
STERLING FLUID SERVICES Ltd.	United Kingdom	100%
STERLING FLUID SYSTEMS (AUSTRIA) GMBH	Austria	100%
STERLING FLUID SYSTEMS (CZECH REPUBLIC) S.R.O.	Czech Republic	100%

NAME OF SUBSIDIARY	JURISDICTION OF INCORPORATION	PERCENTAGE OWNERSHIP
STERLING FLUID SYSTEMS (HUNGARIA) Kft.	Hungary	76%
STERLING FLUID SYSTEMS (IP) B.V.	Netherlands	100%
STERLING FLUID SYSTEMS (POLASKA) Sp.zo.o.	Poland	100%
STERLING FLUID SYSTEMS (ROMANIA) S.R.L.	Romania	100%
STERLING FLUID SYSTEMS (SHANGHAI) Co. Ltd.	China	100%
STERLING FLUID SYSTEMS (UK) LTD.	United Kingdom	100%
STERLING FLUID SYSTEMS HOLDING GMBH	Germany	100%
STERLING FLUID SYSTEMS (UK Group) LTD.	United Kingdom	100%
STERLING INDUSTRY CONSULT GMBH	Germany	100%
STERLING SIHI (FRANCE) S.A.S.	France	100%
STERLING SIHI (NETHERLANDS) B.V.	Netherlands	100%
STERLING SIHI BELGIUM B.V.B..A.	Belgium	100%
STERLING SIHI BULGARIA EOOD	Bulgaria	100%
STERLING SIHI GMBH	Germany	100%
THOMPSONS, KELLY & LEWIS PTY. LIMITED	Australia	100%
VALBART S.R.L.	Italy	100%
WORTHINGTON S.R.L.	Italy	100%
YKV CORPORATION	Japan	15%